Exhibit 32.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q/A of Absolute Life Solutions, Inc., for the quarter ending February 28, 2011, I, Avrohom Oratz, President, Chief Executive Officer, Treasurer and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.  Such Quarterly Report on Form 10-Q/A  for the quarter  ending February 28, 2011, fully complies with the requirements of  Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in such Quarterly  Report on Form 10-Q/A for the quarter  ending February 28, 2011, fairly represents in all material respects, the financial condition and results of operations of Absolute Life Solutions , Inc.

Date: April 1 4 , 2011

/s/ Avrohom Oratz
Avrohom Oratz President, Chief Executive Officer, Treasurer and Chief Financial Officer (principal executive officer and principal financial officer and duly authorized officer)